FIST1 SA-1 07/15

SUPPLEMENT DATED JULY 31, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund and Franklin Real Return Fund)

The Statement of Additional Information is amended as follows:

I.  The two paragraphs under the section “Management and Other Services – Administration fees” beginning on page 61 is revised as follows:

Administration fees    Effective May 1, 2013, following board approval of the combination of the Balanced Fund and Real Return Fund investment management and the fund administration agreements, the investment manager paid FT Services a monthly fee equal to an annual rate of 0.20% of the Fund’s average daily net assets.

For each Fund, and effective May 1, 2014, for the Balanced Fund and Real Return Fund, the investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.100% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

Please keep this supplement with your Statement of Additional Information for future reference.